Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kush Bottles, Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signatures	Title	Date

/s/ Nicholas Kovacevich Nicholas Kovacevice	Chief Executive Officer Director	July 17, 2015

/s/ Chris Martin Chris Martin	Chief Financial Officer	July 17, 2015